                                                                  EXECUTION COPY

                          FIRST SUPPLEMENTAL INDENTURE

         FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of April 20, 2004, among aaiPharma Inc., a Delaware corporation (the "Company"), the Guarantor parties hereto and Wachovia Bank, National Association (formerly, First Union National Bank), as trustee under the Indenture referred to below (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of March 28, 2002, among the Company, the Guarantors parties thereto and the Trustee, providing for the issuance of the Company's 11% Senior Subordinated Notes due 2010 (the "Notes");

         WHEREAS, the Board of Directors of the Company has determined that it is in the best interest of the Company to authorize and approve the amendments to the Indenture (the "Proposed Amendments") set forth in this Supplemental Indenture;

         WHEREAS, Section 9.02 of the Indenture provides that the Company and the Trustee may amend the Indenture with the written consent of the Holders of a majority in principal amount of the then outstanding Notes (the "Requisite Consents");

         WHEREAS, the Company has distributed the Consent Solicitation Statement, dated April 8, 2004, as amended by the Revised Consent Solicitation Statement, dated April 19, 2004 (as amended, the "Solicitation Statement"), and accompanying Consent Form to the Holders of the Notes in connection with the Proposed Amendments as described in the Solicitation Statement;

         WHEREAS, the Requisite Consents to the Proposed Amendments have been received by the Company and the Trustee and all other conditions precedent, if any, provided for in the Indenture relating to the execution of this Supplemental Indenture have been complied with as of the date hereof;

         WHEREAS, the execution and delivery of this Supplemental Indenture has been duly authorized by the Company; and

         WHEREAS, this Supplemental Indenture shall become operative upon receipt by the Trustee of an Officers' Certificate certifying that the Conditions (as defined in the Solicitation Statement) have been duly performed and complied with or (if permitted) waived by the Company;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. DEFINITIONS.

         (a) Section 1.01 of the Indenture is amended by replacing the definitions of "Credit Agreement" and "Credit Facilities" with the following:

                  "`Credit Agreement' means that certain Financing Agreement, to be entered into by and among the Company, the subsidiaries of the Company named therein, the financial institutions from time to time party thereto, Silver Point Finance LLC, as Collateral Agent, and Bank of America, N.A., as Administrative Agent, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, rearranged, replaced or refinanced from time to time.

                  `Credit Facilities' means one or more debt facilities (including, without limitation, the credit facilities provided under the Credit Agreement) or commercial paper facilities, in each case with banks, other institutional lenders or other businesses that make loans in the ordinary course of business providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time."

         (b) Section 1.01 of the Indenture is amended to delete the word "and" immediately preceding item (xvi) of the definition of "Permitted Liens."

         (c) Section 1.01 of the Indenture is amended by including the following two new items in the definition of "Permitted Liens":

                  "(xvii) Liens to secure the Notes and the Subsidiary Guarantees; and

                  (xviii) Liens to secure Indebtedness permitted by clause (11) of the second paragraph of Section 4.09."

         (d) Section 1.01 of the Indenture is amended by inserting the following new definitions:

                  "Collateral" means all of the assets of the Company or any Guarantor whether real, personal or mixed, in which the Holders, the Trustee, the Collateral Agent or any of them now or hereafter holds a Lien as security for any Noteholder Claim.

                  "Collateral Agent" means the collateral agent under the Security Documents, which initially may be the Trustee, acting in its capacity as Collateral Agent under such agreements on behalf of and for the benefit of the Trustee and the Holders.

                  "First Priority Lien" means the Liens on the Collateral granted by the Company or any Guarantor to secure the payment and performance of all or any Senior Lender Claims, and all replacements, renewals and other modifications of such Liens.

                  "Intercreditor Agreement" means the Intercreditor Agreement, to be entered into by and among Silver Point Finance, LLC, as Senior Collateral Agent, the Trustee, the Collateral Agent and the Company, as amended, modified, restated, supplemented or replaced from time to time.

                  "Noteholder Claims" has the meaning provided in Section 14.01.

                  "Pledge Agreement" means the Pledge Agreement to be made by the Company and the Guarantors named therein in favor of the Collateral Agent for the benefit of the Trustee and the Holders, as amended, modified, restated, supplemented or replaced from time to time.

                  "Second Priority Lien" means the Liens on the Collateral granted by the Company or any Guarantor to secure the payment and performance of all or any Noteholder Claims, and all replacements, renewals and other modifications of such Liens.

                  "Security Agreement" means the Security Agreement to be made by the Company and the Guarantors, granting, among other things, a junior Lien on the Collateral described therein in favor of the Collateral Agent for the benefit of the Trustee and the Holders, as amended, modified, restated, supplemented or replaced from time to time.

                  "Security Documents" means, collectively, the Security Agreement, the Intercreditor Agreement, the Pledge Agreement and all other security agreements, pledges, collateral assignments or other instruments evidencing or creating any Security Interests in favor of the Collateral Agent, for the benefit of the Trustee and the Holders, in all or any portion of the Collateral, in each case, as amended, modified, restated, supplemented or replaced from time to time.

                  "Security Interests" means the Liens on the Collateral created by the Security Documents in favor of the Collateral Agent for the benefit of the Trustee and the Holders.

                  "Senior Collateral Agent" means Silver Point Finance, LLC, as collateral agent for the holders of the Senior Lender Claims and any successors.

                  "Senior Lender Claims" has the meaning provided in Section 14.01.

         3. REPORTS. Section 4.03 of the Indenture is amended to include the following new paragraph:

         "(c) Notwithstanding anything in this Indenture to the contrary, but subject to the notice and cure provisions set forth in clause (4) of
         Section 6.01 hereof, the Company shall furnish all reports and other information required to be furnished under clause (a)(i) above, including any amended quarterly reports for 2003, on or prior to the earlier of the date the Company's annual report on Form 10-K for the year ended December 31, 2003 is filed with the SEC or September 30, 2004."

         4. COMPLIANCE CERTIFICATE. Section 4.04 of the Indenture relating to accountants' certificates is amended to include the following sentence at the end of clause (b):

         "Notwithstanding anything in this Indenture to the contrary, the Company shall furnish to the Holders such written accountants' statements for the years ended December 31, 2002 and 2003 no later than five days after the earlier of date the Company's annual report on Form 10-K for the year ended December 31, 2003 is filed with the SEC or September 30, 2004."

         5. DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES. Clause (2) in the second paragraph under Section 4.08 of the Indenture is amended by deleting the clause in its entirety and replacing it with the following:

         "(2)     this Indenture, the Notes, the Subsidiary Guarantees and the
         Security Documents;"

         6. INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK. Section
4.09 of the Indenture is amended as follows:

         (a) The second paragraph of Section 4.09 is amended to delete the words "so long as no Default shall have occurred and be continuing or would be caused thereby."

         (b) Section 4.09(1) is amended by deleting the paragraph in its entirety and replacing it with the following:

                  "(1) the incurrence by the Company or any Guarantor of Indebtedness under Credit Facilities in an aggregate principal amount at any one time outstanding (with letters of credit being deemed to have a principal amount equal to the maximum potential liability thereunder) not to exceed $140 million, less the aggregate amount of all Net Proceeds of Asset Sales (other than the sale of the M.V.I. and Aquasol product lines) applied by the Company or any of its Restricted Subsidiaries to repay such Indebtedness and to effect a corresponding commitment reduction thereunder pursuant to Section 4.10 hereof;"

         (c) Section 4.09(11) is amended by adding the following at the end thereof immediately before the semicolon:

                  ", and the incurrence by the Company or any of its Restricted Subsidiaries of obligations under any agreement entered into in the normal course of business governing the provision of treasury or cash management services, including deposit accounts, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration and controlled disbursement;"

         (d) Section 4.09(14) is amended by adding the following at the end thereof immediately before the period:

                  "provided, however, that the Company or any Restricted Subsidiary may not incur Indebtedness under this clause (14) until the Company complies with Section 4.03(c) of this Indenture, except if the Company incurs Indebtedness under this clause (14) in order to fund interest payments on the Notes"

         7. LIENS. Section 4.12 of the Indenture is amended by deleting the paragraph in its entirety and replacing it with the following two paragraphs:

                  "The Company will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or otherwise cause or suffer to exist or become effective any Lien of any kind securing Indebtedness, Attributable Debt or trade payables (other than Permitted Liens) upon any of their property or assets, now owned or hereafter acquired, unless all payments due under this Indenture and the Notes are secured on a prior basis with the obligations so secured until such time as such obligations are no longer secured by a Lien.

                  If there is any Indebtedness outstanding under a Credit Agreement under clause (1) under the second paragraph of Section 4.09 hereof at any time after April 20, 2004, the Company and the Guarantors will grant to the Trustee, for its benefit and the benefit of the Holders, a Second Priority Lien in and upon the Collateral to secure the Notes and the Subsidiary Guarantees."

         8. LIMITATION ON SENIOR SUBORDINATED DEBT. Section 4.14 of the Indenture is amended by substituting the following paragraph for the text of
Section 4.14:

                  "The Company will not incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of the Company and senior in any respect in right of payment to the Notes. No Guarantor will incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to the Senior Debt of such Guarantor and senior in any respect in right of payment to such Guarantor's Subsidiary Guarantee. For purposes of this
         Section 4.14 and to avoid any doubt, any Indebtedness permitted under clause (1) of the second paragraph of Section 4.09 hereof shall, regardless of its terms, not be deemed to be subordinate or junior in right of payment to any other Indebtedness permitted under clause (1) of the second paragraph of Section 4.09."

         9. ADDITIONAL SUBSIDIARY GUARANTEES. Section 4.21 of the Indenture is amended by adding the following at the end thereof immediately before the period:

                  ", and if in connection with such Guarantee, such Domestic Subsidiary grants any First Priority Lien upon any of its property, such Domestic Subsidiary must grant a Second Priority Lien upon such property."

         10. EVENTS OF DEFAULT. Section 6.01 of the Indenture is amended as follows:

         (a) Section 6.01 of the Indenture is amended to delete the word "and" immediately preceding item (9).

         (b) Section 6.01 of the Indenture is amended to include the following new paragraph:

         "(10) unless all of the Collateral has been released from the Trustee's Lien thereon in accordance with the provisions of the Security Documents and subject to terms of the Intercreditor Agreement, default by the Company or any Significant Subsidiary in the performance of the Security Documents which materially adversely affects the enforceability or the validity of the Trustee's Lien on a material portion of the Collateral, the repudiation or disaffirmation by the Company or any Significant Subsidiary of its material obligations under the Security Documents, or the determination in a judicial proceeding before a court of competent jurisdiction that the Security Documents are unenforceable or invalid against the Company or any Significant Subsidiary party thereto for any reason with respect to a material portion of the Collateral, which default, repudiation, disaffirmation or determination is not rescinded, stayed, or waived by the Persons having such authority pursuant to the Security Documents or otherwise cured within 60 days after the Company receives written notice thereof specifying such occurrence from the Trustee or the Holders of at least 25% of the outstanding principal amount of the Notes and demanding that such default be remedied."

         11. DEFEASANCE AND COVENANT DEFEASANCE. Article Eight of the Indenture is amended as follows:

         (a) Section 8.02 of the Indenture is amended by adding the words "and the Security Documents" immediately after the reference to "all outstanding Notes" and immediately after the reference to "the Subsidiary Guarantees" in the first sentence of such section.

         (b) Section 8.03 of the Indenture is amended by adding the following at the end thereof immediately before the period:

         "and the Company and the Guarantors will not be obligated to comply with the covenants contained in the Security Documents."

         12. COLLATERAL AND SECURITY DOCUMENTS. The Indenture is amended to add the following new Article 14:

                                   "ARTICLE 14

                        COLLATERAL AND SECURITY DOCUMENTS

Section 14.01. Collateral and Security Documents.

         (a) In order to secure the due and punctual payment of the Notes and other amounts due under the Indenture, the Company has entered into the Security Agreement and the other Security Documents to create the Second Priority Liens on the Collateral in accordance with the terms thereof. Pursuant to the provisions of the Security Agreement, the other Security Documents and this Indenture, the rights and remedies of the Trustee and the Holders of the Notes in the Collateral shall be subordinate and subject to the rights and remedies of the holders of the First Priority Liens in accordance with the terms of the Intercreditor Agreement and the other Security Documents entered into in accordance with Section 14.03(c). In the event of a conflict between the terms of this Indenture and the Security Documents regarding the Collateral, the First Priority Liens and/or the Second Priority Liens, the Security Documents shall control. In the event of a conflict between the Security Documents and the Intercreditor Agreement, the Intercreditor Agreement shall control; provided that, as between the Company and the Guarantors, on the one hand, and the Collateral Agent, on the other, the rights, benefits, liabilities and duties of the Collateral Agent shall be governed by the Security Documents. The terms "Senior Lender Claims" and "Noteholder Claims" as used in this Indenture shall have the meanings given to them in the Intercreditor Agreement.

         (b) Each Holder of a Note, by accepting such Note, agrees to all of the terms and provisions of the Intercreditor Agreement and the other Security Documents.

         (c) The Company shall not, and shall not cause or permit any of the Guarantors to, intentionally grant a Lien on any of its Collateral to the Senior Collateral Agent for the benefit of the lenders under the Credit Agreement or any other holder of First Priority Liens unless a Second Priority Lien is created in favor of the Collateral Agent for the benefit of the Trustee and the Holders with respect to such property or assets.

         (d) The Collateral Agent is hereby authorized and directed to enter into the Intercreditor Agreement, the Security Agreement and the other Security Documents, and to execute such agreements as attorney-in-fact on behalf of the Holders, and take any and all actions required or permitted by the terms hereof and thereof.

Section 14.02. Application of Proceeds of Collateral.

         Upon any realization upon the Collateral, the proceeds thereof shall be applied in accordance with the terms of the Security Documents and the terms hereof.

Section 14.03. Possession, Use and Release of Collateral.

         (a) Unless an Event of Default shall have occurred and be continuing, subject to the terms of the Security Documents, the Company and the Guarantors will have the right to remain in possession and retain exclusive control of the Collateral securing the Notes and any Guarantees (other than any cash, securities, obligations and Cash Equivalents constituting part of the Collateral and under the control of the Collateral Agent in accordance with the provisions of the Security Documents and other than as set forth in the Security Documents), to freely operate the Collateral and to collect, invest and dispose of any income thereon.

         (b) Each Holder of a Note, by accepting such Note, acknowledges that (i) the Security Documents shall provide that so long as any Senior Lender Claims (or any commitments or letters of credit in respect thereof) are outstanding, the holders thereof shall have the exclusive right and authority to control at all times all remedies and other actions related to the Collateral (including dispositions and releases thereof) and to change, waive, modify or vary the Security Documents and (ii) the holders of the Senior Lender Claims may
(x) direct the Collateral Agent to take actions with respect to the Collateral (including the release of the Collateral and the manner of realization) without the consent of the Holders or the Trustee and (y) agree to modify the Security Documents, without the consent of the Holders or the Trustee, to secure additional Indebtedness and additional secured creditors so long as such modifications do not expressly violate the provisions of the Credit Agreement or this Indenture. Each Holder of a Note, by accepting such Note, directs the Collateral Agent to take such actions as directed by the holders of the Senior Lender Claims in accordance with this Section 14.03(b).

         (c) At such time as (i) the Senior Lender Claims have been paid in full in cash in accordance with the terms thereof, and all commitments and letters of credit thereunder have been terminated, or (ii) the holders of Senior Lender Claims have released their First Priority Liens on all or any portion of the Collateral, the Second Priority Liens on the Collateral shall also be automatically released to the same extent; provided, however, that if an Event of Default under this Indenture exists as of the date on which the Senior Lender Claims are repaid in full, the Collateral securing the Notes and the Guarantee shall not be released until such Event of Default and all other Events of Default shall have been cured or otherwise waived except to the extent such Collateral was disposed of in order to repay the Senior Lender Claims; and provided, further, that if the Senior Lender Claims (or any portion thereof) are thereafter secured by assets that would constitute Collateral, the Notes and any Guarantees shall then be secured by a Second Priority Lien on such Collateral, to the same extent provided pursuant to the Security Documents as then in effect immediately prior to the release of the Liens on the Collateral. If the Company subsequently incurs obligations under a new Credit Agreement or other Senior Lender Claims that are secured by assets of the Company and/or the Guarantors of the type constituting Collateral, then the Notes shall be secured at such time by a Second Priority Lien on the collateral securing such Senior Lender Claims (to the extent such assets are of the type which constitute Collateral) to the same extent and on the terms and conditions of the security documents relating to the new Credit Agreement or such other Senior Lender Claims as then in effect immediately prior to the release of the Liens on the Collateral.

         (d) Notwithstanding the provisions set forth in this Section 14.03, the Company and its Subsidiaries may, without any release or consent by the Collateral Agent or the Trustee, perform a number of activities in the ordinary course in respect of the Collateral to the extent permitted pursuant to the Security Documents and this Indenture.

SECTION 14.04. Opinion of Counsel.

         So long as the Security Interests under the Security Documents have not been terminated in accordance with the terms thereof or hereof, the Company shall deliver to the Trustee, so long as such delivery is required by Section 314(b) of the TIA at least annually, within 30 days of June 1 of each year (commencing with June 1, 2005), an Opinion of Counsel satisfying the requirements of Section 314(b) of the TIA.

SECTION 14.05. Further Assurances.

         The Company and each Domestic Subsidiary shall, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the Security Interests, which shall be appropriate or advisable to perfect, preserve or protect the Collateral Agent's Security Interest in the Collateral.

SECTION 14.06. Trust Indenture Act Requirements.

         The release of any Collateral from the Second Priority Lien of any of the Security Documents or the release of, in whole or in part, the Second Priority Liens created by any of the Security Documents, will not be deemed to impair the Security Interests in contravention of the provisions hereof if and to the extent the Collateral or Second Priority Liens are released pursuant to the applicable Security Documents and pursuant to the terms hereof. Each of the Holders of the Notes acknowledges that a release of Collateral or Liens strictly in accordance with the terms of the Security Documents and the terms hereof will not be deemed for any purpose to be an impairment of the Security Documents or otherwise contrary to the terms of this Indenture. So long as any Senior Lender Claims are outstanding, the Company and the Guarantors shall comply with TIA
Section 314(d) relating to the release of property or securities from the Second Priority Liens hereof but only to the extent required by the TIA.

SECTION 14.07. Suits to Protect the Collateral.

         Subject to the provisions of the Security Documents, the Holders of a majority in principal amount of the Notes shall have the right to direct the Trustee to direct the Collateral Agent to institute and to maintain such suits and proceedings as may be expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of any of the Security Documents or this Indenture, and such suits and proceedings as may be expedient to preserve or protect the interests of the Trustee and the interests of the Holders in the Collateral (including suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Security Interests or be prejudicial to the interests of the Holders).

SECTION 14.08. Powers Exercisable by Receiver or Trustee.

         In case the Collateral shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article 14 upon the Company or any Guarantor, as applicable, with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the Company or any Guarantor, as applicable, or of any officer or officers thereof required by the provisions of this Article 14.

SECTION 14.09. Release upon Termination of Company's Obligation.

         In the event that the Company's obligations under this Indenture and the Notes have been satisfied and discharged in accordance with the terms hereof and thereof or otherwise Legally Defeased in accordance with the provisions of
Article 8 hereof, the Trustee shall (i) execute and deliver such releases, termination statements and other instruments (in recordable form, where appropriate) as the Company or any Guarantor, as applicable, may reasonably request to evidence the termination of the Security Interests created by the Security Documents (at the sole expense of the Company or such Guarantor) and (ii) not be deemed to hold the Security Interests for its benefit and the benefit of the Holders.

SECTION 14.10. Limitation on Duty of Trustee and Collateral Agent in Respect of Collateral.

         (a) Each of the Trustee and the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and neither the Trustee nor the Collateral Agent shall be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. Each of the Trustee and the Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Trustee or the Collateral Agent, as the case may be, in good faith.

         (b) Neither the Trustee nor the Collateral Agent shall be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein or any of the Security Documents, for the validity of the title of the Company to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Trustee shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Indenture or the Security Documents by the Company or the Collateral Agent.

SECTION 14.11. Authorization of Trustee and Collateral Agent.

         Each of the Trustee and the Collateral Agent is hereby authorized to enter into any Security Document or any other document necessary or appropriate in connection with any such Security Document.

SECTION 14.12. Liability of the Collateral Agent.

         (a) Neither the Collateral Agent nor any of its respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's interest in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Collateral Agent nor any of its officers, directors, employees or agents shall be responsible for any act or failure to act under the Security Documents, except for its own gross negligence or willful misconduct.

         (b) The Collateral Agent is authorized and directed to (i) enter into the Security Documents (including, without limitation, the Intercreditor Agreement), (ii) bind the Holders on the terms as set forth therein and (iii) perform and observe its obligations under the Security Documents (including, without limitation, the Intercreditor Agreement).

         SECTION 14.13. Amendments to Security Documents.

         Without the consent of any Holder, any amendment, waiver or consent agreed to by the Senior Collateral Agent or the holders of Senior Lender Claims under any provision of any of the Security Documents granting the First Priority Lien on any Collateral to secure the Senior Lender Claims will automatically apply to the comparable provision of the comparable Security Document entered into in connection with the Notes, as provided in the Intercreditor Agreement. The Company shall also be entitled to other releases of the Collateral or the Subsidiary

Guarantees as described in Sections 14.03 and 11.06 hereof. If the Company wishes under other circumstances to obtain an amendment or waiver or seek a consent under any Security Document, the Company shall be entitled to do so if the Company mails written notice of its request to the Trustee and the Holders and if the Company does not receive written objections from Holders of at least 25% in principal amount of the Notes within 20 Business Days after that mailing. If the Company receives such objections, then it shall not be entitled to effect that amendment or waiver, and such consent shall not be effective, unless the Company obtains the consent of the Holders of a majority in outstanding principal amount of the Notes then outstanding voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes)."

         13. INTEREST RATE. The interest rate on the Notes is hereby deemed to be increased from 11% per annum to 11.5% per annum as of April 1, 2004 until maturity thereof.

         14. GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE, WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         15. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         16. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         17. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company.

         18. RATIFICATION OF INDENTURE; SUPPLEMENTAL PART OF INDENTURE. Except as specifically amended and supplemented by this Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of a Note heretofore or hereafter authenticated and delivered shall be bound hereby.

         19. VALIDITY; ENFORCEABILITY. In case any provisions in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         20. THIRD-PARTY BENEFICIARY. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture.

         21. OPERATIVENESS. This Supplemental Indenture shall be effective upon execution and delivery by all parties hereto. This Supplemental Indenture shall become operative on the date of receipt by the Trustee of an Officers' Certificate certifying that the Conditions (as defined in the Solicitation Statement) have been duly performed and complied with or (if permitted) waived by the Company.

         22. SUPERCEDE. This Supplemental Indenture shall amend, replace and supercede the First Supplemental Indenture, dated as of April 20, 2004, among the Company, the Guarantor parties thereto and Wachovia Bank, National Association (formerly, First Union National Bank), as Trustee.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of April 20, 2004.

                                        AAIPHARMA INC.

                                        By: /s/ William L. Ginna, Jr.
                                            ------------------------------------
                                            Name: William L. Ginna, Jr.
                                            Title: Executive Vice
                                                   President

                                        APPLIED ANALYTICAL INDUSTRIES
                                        LEARNING CENTER, INC.

                                        By: /s/ Tom Aluise
                                            ------------------------------------
                                            Name: Tom Aluise
                                            Title: Vice President

                                        AAI JAPAN, INC.

                                        By: /s/ William L. Ginna, Jr.
                                            ------------------------------------
                                            Name: William L. Ginna, Jr.
                                            Title: Vice President

                                        AAI PROPERTIES, INC.
                                        (F/K/A MALVERN ACQUISITION, INC.)

                                        By: /s/ William L. Ginna, Jr.
                                            ------------------------------------
                                            Name: William L. Ginna, Jr.
                                            Title: Vice President

                                        AAI TECHNOLOGIES, INC.

                                        By: /s/ William L. Ginna, Jr.
                                            ------------------------------------
                                            Name: William L. Ginna, Jr.
                                            Title: Vice President

                                        KANSAS CITY ANALYTICAL SERVICES, INC.

                                        By: /s/ William L. Ginna, Jr.
                                            ------------------------------------
                                            Name: William L. Ginna, Jr.
                                            Title: Vice President

                                        AAI DEVELOPMENT SERVICES, INC.
                                       (F/K/A AAI INTERNATIONAL, INC.)

                                        By: /s/ William L. Ginna, Jr.
                                            ------------------------------------
                                            Name: William L. Ginna, Jr.
                                            Title: Vice President

                                        AAIPHARMA LLC (F/K/A NEOSAN
                                        PHARMACEUTICALS, INC.)

                                        By: /s/ William L. Ginna, Jr.
                                            ------------------------------------
                                            Name: William L. Ginna, Jr.
                                            Title: Vice President

                                        AAI DEVELOPMENT SERVICES, INC.
                                       (F/K/A AAI INTERNATIONAL CLINICAL
                                       TRIALS, INC., F/K/A MEDICAL &
                                       TECHNICAL RESEARCH ASSOCIATES, INC.)

                                        By: /s/ William L. Ginna, Jr.
                                            ------------------------------------
                                            Name: William L. Ginna, Jr.
                                            Title: Vice President

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        AS TRUSTEE

                                        By: /s/ James Long
                                            ------------------------------------
                                            Name: James Long
                                            Title: Assistant Vice  President